SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8K

Special Report to Section 13 or 15(d)

of the Securities Exchange Act of 1934

HERITAGE OAKS BANCORP

(Exact name of registrant as specified in its charter)

December 16, 2002

State of Incorporation:	California

I.R.S. Employer Identification No.:	77-0388249

Address of principal executive offices:	545 12th Street
Paso Robles, California 93446

Registrant’s telephone number:	(805) 239-5200

ITEM 5. OTHER EVENT AND REGULATION FD DISCLOSURE

On Wednesday  June 11th 2003 David B Weyrich resigned his position of director of both Heritage Oaks Bancorp and Heritage Oaks Bank for personnel reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heritage Oaks Bancorp
(Registrant)

Date: June 17, 2003

/s/ Lawrence P. Ward
Lawrence P. Ward
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 17, 2003
/s/ Margret Torres
Margaret Torres
Chief Financial Officer
(Principal Financial Officer)